UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 24, 2005 (March 22, 2005)

AMERICAN HOMEPATIENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19532	62-1474680

(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)

5200 Maryland Way, Suite 400, Brentwood, TN 37027-5018
(Address of principal executive offices)

(615) 221-8884
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On March 22, 2005, American HomePatient, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1. The press release describes the Company’s results of operations for the fourth quarter and twelve months ended December 31, 2004.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Number	Exhibit
99.1	Press Release dated March 22, 2005 reporting financial results for the fourth quarter and twelve months ended December 31, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN HOMEPATIENT, INC.
By:	/s/ Stephen L. Clanton
Stephen L. Clanton
Executive Vice President, Chief Financial Officer and Treasurer

Date: March 23, 2005

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated March 22, 2005 reporting financial results for the fourth quarter and twelve months ended December 31, 2004.